UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2011 (December 22, 2011)

BankUnited, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane

Miami Lakes, FL 33016

(Address of principal executive offices) (Zip Code)

(305) 569-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On December 22, 2011, BankUnited, Inc. and Herald National Bank (“Herald”) issued a joint press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference, announcing that Herald’s shareholders voted to ratify and confirm the Merger Agreement dated as of June 2, 2011, by and between BankUnited, Inc. and Herald, as amended.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Joint Press Release issued by BankUnited, Inc. and Herald National Bank, dated December 22, 2011

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. and Herald with respect to, among other things, future events and financial performance.  BankUnited, Inc. and Herald generally identify forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words.  Any forward-looking statements contained in this Current Report on Form 8-K are based on the current plans, estimates and expectations of BankUnited, Inc. and Herald.  The inclusion of this forward-looking information should not be regarded as a representation by BankUnited, Inc. or Herald that the future plans, estimates or expectations contemplated herein will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to BankUnited, Inc.’s and Herald’s respective operations, financial results, financial condition, business prospects, ability to complete the merger, growth, strategy, and liquidity.  If one or more of these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may vary materially from those indicated in these statements.  These factors should not be construed as exhaustive.  Neither BankUnited, Inc. nor Herald undertakes any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.  A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements.  Information on these factors can be found in the Proxy Statement/Prospectus filed by BankUnited, Inc. with the Securities and Exchange Commission (the “SEC”) on November 16, 2011 as well as the 2010 Annual Reports on Form 10-K of BankUnited, Inc. and Herald, and in the Quarterly Reports on Form 10-Q of BankUnited, Inc. and Herald, filed by BankUnited, Inc. with the SEC and available at the SEC’s website (www.sec.gov) and filed by Herald with the Office of the Comptroller of the Currency (the “OCC”) and available at Herald’s website (www.heraldnb.com).

LEGAL INFORMATION

On November 16, 2011, BankUnited, Inc. filed a definitive Proxy Statement/Prospectus with the SEC regarding the proposed merger of a subsidiary of BankUnited, Inc. with and into Herald.  This Proxy Statement/Prospectus has been mailed to Herald shareholders.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED BY BANKUNITED, INC. WITH THE SEC AND BY HERALD WITH THE OCC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY DO OR WILL CONTAIN IMPORTANT INFORMATION.

Investors can obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about BankUnited, Inc. and Herald at the SEC’s website (http://www.sec.gov), with respect to information about BankUnited, Inc., and Herald’s website (www.heraldnb.com), with respect to information about Herald.  Investors can also obtain these documents, free of charge, at http://www.bankunited.com under the tab “About Us” and then under the heading “Investor Relations” and then under “SEC Filings.”  Copies of the Proxy Statement/Prospectus and any other filing by BankUnited, Inc. with the SEC and by Herald with the OCC can also be obtained, free of charge, by directing a request to Douglas J. Pauls, 14817 Oak Lane, Miami Lakes, FL 33016, (305) 461-6841.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2011	BANKUNITED, INC.

/s/ Douglas J. Pauls
	Name:	Douglas J. Pauls
	Title:	Chief Financial Officer